UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2007

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Thursday, August 16, 2007, Robert T. Blakely notified Fannie Mae (formally, the Federal National Mortgage Association) that he would step down as Fannie Mae's Chief Financial Officer effective August 17, 2007. Mr. Blakely remains an Executive Vice President of Fannie Mae.

As described in Fannie Mae's Annual Report on Form 10-K for the year ended December 31, 2006, Stephen M. Swad, Fannie Mae's Chief Financial Officer Designate, became Fannie Mae's new Chief Financial Officer upon Mr. Blakely's stepping down.

More information about Mr. Blakely and Mr. Swad may be found in Fannie Mae's 2006 Form 10-K, which was filed on August 16, 2006, in "Item 10--Executive Officers."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

August 22, 2007	By:	/s/ Curtis P. Lu

Name: Curtis P. Lu
Title: Senior Vice President and Principal Deputy General Counsel